UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, DC 20549


                            ________________________


                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



        Date of report (Date of earliest event reported): September 15, 2004



                             SILGAN HOLDINGS INC.
-------------------------------------------------------------------------------
              (Exact Name of Registrant as Specified in Charter)


           Delaware                    000-22117               06-1269834
-------------------------------------------------------------------------------
 (State or Other Jurisdiction         (Commission            (IRS Employer
       of Incorporation)              File Number)         Identification No.)


4 Landmark Square, Stamford, Connecticut                               06901
-------------------------------------------------------------------------------
(Address of Principal Executive Offices)                             (Zip Code)


Registrant's telephone number, including area code: (203) 975-7110


                                      N/A
-------------------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)



     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:


    [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

    [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

    [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

    [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

                             Section 8--Other Events

Item 8.01. Other Events.

On September 15, 2004, the registrant issued a press release announcing that it had acquired the plastic tube manufacturing assets of Amcor Plastube Inc. located in Breinigsville, Pennsylvania. A copy of the press release is filed with this Current Report on Form 8-K as Exhibit 99.1.


                  Section 9--Financial Statements and Exhibits

Item 9.01. Financial Statements and Exhibits.

(c) Exhibits

Exhibit No.                       Description
-----------                       -----------

99.1 Press Release dated September 15, 2004 announcing the acquisition of the plastic tube manufacturing assets of Amcor Plastube Inc. located in Breinigsville, Pennsylvania.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                               SILGAN HOLDINGS INC.


                               By:   /s/ Frank W. Hogan, III
                                     --------------------------------------
                                     Frank W. Hogan, III
                                     Senior Vice President, General Counsel
                                        and Secretary


     Date: September 16, 2004

                                INDEX TO EXHIBITS



     Exhibit No.                         Description
     -----------                         -----------

       99.1 Press Release dated September 15, 2004 announcing the acquisition of the plastic tube manufacturing assets of Amcor Plastube Inc. located in Breinigsville, Pennsylvania.